UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking professional asset allocation based on a combination of quantitative and qualitative market analysis

Annual Report

August 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 23, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. The Funds are managed with input from Nuveen Asset Management’s Asset Allocation Committee, which consists of nine members including an economist and specialists in equity, fixed income and real asset investing. We recently asked managers David Cline and James Colon, CFA, to discuss the economic and market conditions, key portfolio management strategies and Funds’ performance during the twelve months ending August 31, 2011. David, who has 22 years of investment experience, has led the team responsible for the management of the Funds since their inceptions in September 2001, and is an Asset Allocation Committee member. James, with 11 years of investment experience, became co-portfolio manager of the Funds and a member of the Asset Allocation Committee effective May 31, 2011.

What were the general market conditions and trends over the course of the period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in the housing market and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its August 2011 meeting, the central bank said that it anticipated keeping the fed funds rate at “exceptionally low levels” through mid-2013.

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did one year earlier. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.1% in August 2011, down from 9.6% one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, increased at an annual rate of 1.0% for second quarter of 2011, according to the Commerce Department.

Nuveen Investments	5

The U.S equity markets generally rose during the twelve-month period, with the major indexes producing strong, double-digit gains. However, even though many companies continued to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

The last two months of the period saw global equities markets fall into a downward trend. Some of this decline was a result of investors attempting to sort out appropriate price levels for Japanese equities, as the impact of March’s tragic earthquake and tsunami continued to be felt. Sustained Middle Eastern/North African turmoil added to market volatility, with political upheavals in that region making conditions opaque and challenging for investors to confidently assess.

The aggregate effect of all these events caused earlier market optimism to be replaced by full-fledged risk aversion as investors began to acknowledge the possibility of a double-dip recession. Many investors flocked to fixed-income securities considered to be relatively safe. As a result, yields on U.S. Treasuries fell to their lowest levels ever. For example, the 10-year Treasury yielded 2.07% as of August 19, 2011.

How did the Funds perform during the twelve-month period ended August 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year, ten-year and since inception periods ending August 31, 2011. Each Fund’s Class A Share total returns are compared with the performance of an appropriate Dow Jones Index and a Lipper peer group average.

Nuveen Strategy Aggressive Growth Allocation Fund

(formerly known as First American Strategy Aggressive Growth Allocation Fund)

What was the Fund’s investment strategy over this reporting period, and how did the Fund perform?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Dow Jones Index, but outperformed the Lipper category average for the twelve-month period ended August 31, 2011.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek a high level of capital growth, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Within the stock and bond portions of the Fund’s portfolio, the investments in other Nuveen funds offer the potential for broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income

6	Nuveen Investments

securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes based on recommendations from the Asset Allocation Committee.

What were the Fund’s portfolio allocations over the twelve-month reporting period?

In light of the Fund’s objective to provide a high level of capital growth, the majority of its portfolio continued to be comprised of equities. Domestic stocks made up the largest weighting in the Fund, averaging approximately 59% of its overall portfolio during the one-year period. In order to achieve broadly diversified U.S. equity exposure, we invested in a combination of large-, mid- and small-cap funds across the value/growth spectrum, and tactically used futures contracts. The Fund used equity futures as an overlay to adjust the exposures created by the several funds that constitute the aggressive growth allocation strategy. In this period, the Fund had purchased futures on the S&P 500 Index, S&P Midcap 400 Index and MSCI Emerging Markets Index to increase its exposure to stocks in these indexes. Additionally, the Fund sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

Within the equity asset class, we tactically overweighted large-capitalization stocks during the period; however, we pulled back this emphasis somewhat as the period progressed. Large-cap exposure dropped from 55.5% of assets at the beginning of the period to 48.3% by the fiscal year end. We continued to believe that larger companies were relatively more attractive than smaller ones, based on what often are more predictable earnings, stronger balance sheets and better access to credit markets. Meanwhile, many smaller-sized companies continued to be negatively impacted by credit restrictions. Although the Nuveen Large Cap Growth Opportunities Fund remained our most significant weighting in the large-cap space, averaging around 12% of assets, we moved to further diversify exposure during the period. We added three other large-cap funds from the Nuveen family during the fiscal year, including the Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund, which together represented 3.9% of assets by period end. While we continued to underweight mid- and small-cap domestic stocks, this stance also changed during the period as we sought to maintain appropriate diversity. Together, mid- and small-caps represented 5.0% of assets at the beginning of the period and 6.1% at the end.

The Fund continued to have a significant weighting in international equities; however, we did make a tactical decision to pull back overall exposure during the period based on concerns about a range of issues overseas. In the emerging markets, particularly China, inflation worries moved to the forefront as investors began to discount the effects of policy tightening. Also, the sovereign debt crisis continued in Europe as governments in the eurozone countries sought to resolve a variety of issues. In addition, the Japanese earthquake and tsunami, and ensuing nuclear plant difficulties, caused supply chain disruptions, leading to major problems with production and trade. These issues led us to lower the Fund’s overall exposure to international equities from 34.7% of assets to 26.4%

Nuveen Investments	7

by period end. Within the international equity asset class, the majority of the Fund’s exposure continued to come from the Nuveen International Select Fund, which invests in securities from developed and emerging markets. This Fund comprised 18.4% of the Strategy Aggressive Growth Allocation Fund’s overall portfolio by the end of the reporting period. However, we also diversified international exposure with the addition of two more Nuveen funds during the fiscal year: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation. Together these two new holdings comprised 8.0% of the Fund’s portfolio by period end. At times throughout the period, we also used futures contracts to more precisely adjust the Fund’s exposure to international equities.

We further diversified the Fund’s portfolio in October 2010 by adding a new position in an absolute return product called the Nuveen Tactical Market Opportunities Fund. This product uses a combination of long and short positions in a broad array of investment vehicles in an attempt to generate positive returns across a variety of market environments. After establishing a 4.2% position early on, we gradually increased the Fund’s exposure throughout the fiscal year to end at 6.4% of assets. The Nuveen Tactical Market Opportunities Fund took on added importance during the highly volatile final months of the reporting period as it maintained its very moderate risk level and low correlation to the equity markets.

We maintained the Fund’s exposure to the commodities and real estate sectors throughout the period, making minor tactical adjustments to these asset class weightings as necessary. The Fund’s commodities exposure was comprised of two exchange-traded funds: the iShares S&P GSCI Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund. Real estate exposure resulted from a position in the Nuveen Real Estate Securities Fund. We ended the period with a neutral stance in both the commodities and real estate sectors, which averaged 5.3% and 4.7% of Fund assets, respectively, during the period.

While the Fund typically has very limited fixed-income exposure, we moved to further tactically underweight this asset class partway through the fiscal year. As a result, the Fund maintained very low, and at times net short, exposure to fixed income for the balance of the reporting period. In the final months of the fiscal year, we slightly increased the Fund’s fixed-income weighting and also broadened its holdings to include alternative fixed-income investments. To that end, we initiated small positions in the Nuveen High Yield Municipal Bond Fund, the Nuveen Preferred Securities Fund and the Nuveen High Income Bond Fund. These products have fixed-income characteristics while offering higher yields than more traditional fixed-income securities.

The Fund’s allocation to cash remained at approximately 2% throughout the period to accommodate daily cash flow and futures collateral requirements.

8	Nuveen Investments

Nuveen Strategy Growth Allocation Fund

(formerly known as First American Strategy Growth Allocation Fund)

What was the Fund’s investment strategy over this reporting period, and how did the Fund perform?

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Dow Jones Index and the Lipper category for the twelve-month period ended August 31, 2011.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek capital growth with a moderate level of current income, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds and 25% fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Within the stock and bond portions of the Fund’s portfolio, the underlying Nuveen funds offer the potential for broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

What were the portfolio allocations over the twelve-month reporting period?

In light of the Fund’s objective to provide capital growth with a moderate level of current income, the majority of its portfolio continued to be comprised of equities. Domestic stocks made up the largest weighting in the Fund, averaging approximately 49% of its overall portfolio during the one-year period. In order to achieve broadly diversified U.S. equity exposure, we invested in a combination large-, mid- and small-cap funds across the value/growth spectrum and tactically used futures contracts. The Fund used equity futures as an overlay to adjust the exposures created by the several funds that constitute the growth allocation strategy. In this period, the Fund had purchased futures on the S&P 500 Index, S&P Midcap 400 Index and MSCI Emerging Markets Index to increase its exposure to stocks in these indexes, and had sold futures contracts on the Russell 2000 Index to decrease its exposure to stocks in that index. Additionally, the Fund sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

Within the equity asset class, we tactically overweighted large-capitalization stocks during the period; however, we pulled back this emphasis somewhat as the period progressed. Large-cap exposure dropped from 44.6% of assets at the beginning of the period to 37.8% by the fiscal year end. We continued to believe that larger companies were relatively more attractive than smaller ones based on what often are more predictable earnings, stronger balance sheets and better access to credit markets. Meanwhile, many smaller-sized companies continued to be more negatively impacted by credit restrictions. Although the Nuveen Large Cap Growth Opportunities Fund remained our most significant weighting in the large-cap space, averaging around 9% of assets, we moved to

Nuveen Investments	9

further diversify exposure during the period. We added three other large-cap funds from the Nuveen family during the fiscal year, including the Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund, which together represented 4.0% of assets by period end. While we continued to underweight mid- and small-cap domestic stocks, we changed this stance during the period as we sought to maintain appropriate diversity. Together, mid- and small-caps represented 4.2% of assets at the beginning of the period and 5.5% at the end.

The Fund continued to have a significant weighting in international equities; however, we did make a tactical decision to pull back overall exposure during the period based on concerns about a range of issues overseas. In the emerging markets, particularly China, inflation worries moved to the forefront as investors began to discount the effects of policy tightening. Also, the sovereign debt crisis continued in Europe as governments in the eurozone countries sought to resolve a variety of issues. In addition, the Japanese earthquake and tsunami, and ensuing nuclear plant difficulties, caused supply chain disruptions, leading to significant problems with production and trade. These issues led us to lower the Fund’s overall exposure to international equities from 29.0% of assets to 21.4% by period end. Within the international equity asset class, the majority of the Fund’s exposure continued to come from the Nuveen International Select Fund, which invests in securities from across developed and emerging markets. This Fund comprised 14.3% of the Fund’s overall portfolio by the end of the reporting period. However, we also diversified international exposure with the addition of two more Nuveen funds during the fiscal year: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation. Together these two new holdings comprised 6.2% of the Fund’s portfolio by period end. At times throughout the period, we also used futures contracts to more precisely adjust the Fund’s exposure to international equities.

In the Fund’s fixed-income exposure, we began the period with a 19.2% weighting and soon moved to tactically underweight the asset class. In the final months of the reporting period, we slightly increased fixed income, ending with a 21.8% weighting. While the Fund’s largest fixed-income holdings continued to be the Nuveen Core Bond Fund and the Nuveen Total Return Bond Fund, we also broadened exposure to include alternative fixed-income investments. We initiated small positions in the Nuveen High Yield Municipal Bond Fund, the Nuveen Preferred Securities Fund and the Nuveen High Income Bond Fund, which totaled 5.7% of assets by period end. These products have fixed-income characteristics while offering higher yields than more traditional fixed-income securities.

We further diversified the Fund’s portfolio in October 2010 by adding a new position in an absolute return product called the Nuveen Tactical Market Opportunities Fund. This product uses a combination of long and short positions in a broad array of investment vehicles in an attempt to generate positive returns across a variety of market environments. After establishing a 3.1% position early on, we gradually increased the Fund’s exposure to this product throughout the fiscal year to end at 6.0% of assets. The Nuveen Tactical Market Opportunities Fund took on added importance during the highly volatile final months of the reporting period as it maintained its very moderate risk level and low correlation to the equity markets.

10	Nuveen Investments

We maintained the Fund’s exposure to the commodities, real estate and global infrastructure sectors throughout the period, making minor tactical adjustments to these asset class weightings as necessary. The Fund’s commodities exposure was comprised of two exchange-traded funds: the iShares S&P GSCI Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund. Real estate and global infrastructure exposure resulted from positions in the Nuveen Real Estate Securities Fund and the Nuveen Global Infrastructure Fund. We ended the period with a neutral stance in the commodities, real estate and global infrastructure sectors, which averaged 4.3%, 4.5% and 0.9% of Fund assets, respectively, during the period.

The Fund’s allocation to cash remained at approximately 1% throughout the period to accommodate daily cash flow and futures collateral requirements.

Nuveen Strategy Balanced Allocation Fund

(formerly known as First American Strategy Balanced Allocation Fund)

What was the Fund’s investment strategy over this reporting period, and how did the Fund perform?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Dow Jones Index and outperformed the Lipper category average for the twelve-month period ended August 31, 2011.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek capital growth and current income, the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds, with 40% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Within the stock and bond portions of the Fund’s portfolio, the underlying funds offer the potential for broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

What were the portfolio allocations over the twelve-month reporting period?

In light of the Fund’s objective to provide both capital growth and current income, the majority of its portfolio continued to be comprised of equities. Domestic stocks made up the largest weighting in the Fund, averaging approximately 39% of its overall portfolio during the one-year period. In order to achieve broadly diversified U.S. equity exposure, we invested in a combination large-, mid- and small-cap funds across the value/growth spectrum and tactically used futures contracts. The Fund used equity futures as an overlay to adjust the exposures created by the several funds that constitute the balanced allocation strategy. In this period, the Fund purchased futures on the S&P 500 Index, S&P Midcap 400 Index and MSCI Emerging Markets Index to increase its exposure to stocks in these indexes, and sold futures contracts on the Russell 2000 Index to decrease its exposure to

Nuveen Investments	11

stocks in that index. Additionally, the Fund sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

Within the equity asset class, we tactically overweighted large-capitalization stocks during the period; however, we pulled back this emphasis slightly as the period progressed. Large-cap exposure dropped from 32.9% of assets at the beginning of the period to 29.5% by the fiscal year end. We continued to believe that larger companies were relatively more attractive than smaller ones based on what often are more predictable earnings, stronger balance sheets and better access to credit markets. Meanwhile, many smaller-sized companies continued to be more negatively impacted by credit restrictions. Although the Nuveen Large Cap Growth Opportunities Fund remained our most significant weighting in the large-cap space, averaging around 7% of assets, we moved to further diversify exposure during the period. We added three other large-cap funds from the Nuveen family during the fiscal year, including the Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund, which together represented 3.9% of assets by period end. While we continued to underweight mid- and small-cap domestic stocks, this stance changed during the period as we sought to maintain appropriate diversity. Together, mid- and small-caps represented 3.5% of assets at the beginning of the period and 4.8% at the end.

The Fund continued to have a significant weighting in international equities; however, we did make a tactical decision to pull back overall exposure during the period based on concerns about a range of issues overseas. In the emerging markets, particularly China, inflation worries moved to the forefront as investors began to discount the effects of policy tightening. Also, the sovereign debt crisis continued in Europe as governments in the eurozone countries sought to resolve a variety of issues. In addition, the Japanese earthquake and tsunami, and ensuing nuclear plant difficulties, caused supply chain disruptions, leading to significant problems with production and trade. These issues led us to lower the Fund’s overall exposure to international equities from 22.8% of assets to 18.2% by period end. Within the international equity asset class, the majority of the Fund’s exposure continued to come from the Nuveen International Select Fund, which invests in securities from across developed and emerging markets. This Fund comprised 12.0% of the Fund’s overall portfolio by the end of the reporting period. However, we also diversified international exposure with the addition of two more Nuveen funds during the fiscal year: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation. Together these two new holdings comprised 5.1% of the Fund’s portfolio by period end. At times throughout the period, we also used futures contracts to more precisely adjust the Fund’s exposure to international equities.

In the Fund’s fixed-income exposure, we began the period with a 37.8% weighting and soon moved to tactically underweight the asset class. In the final months of the reporting period, we slightly increased fixed income, ending with a 36.8% weighting. While the Fund’s largest fixed-income holding continued to be the Nuveen Core Bond Fund, we also broadened its exposure to include alternative fixed-income investments. We initiated small positions in the Nuveen High Yield Municipal Bond Fund, the Nuveen Preferred Securities Fund and the Nuveen High Income Bond Fund, which totaled 4.8% of assets by period end. These products have fixed-income characteristics while offering higher yields than more traditional fixed-income securities.

12	Nuveen Investments

We further diversified the Fund’s portfolio in October 2010 by adding a new position in an absolute return product called the Nuveen Tactical Market Opportunities Fund. This product uses a combination of long and short positions in a broad array of investment vehicles in an attempt to generate positive returns across a variety of market environments. After establishing a 2.1% position early on, we gradually increased the Fund’s exposure to this product throughout the fiscal year to end at 5.1% of assets. The Nuveen Tactical Market Opportunities Fund took on added importance during the highly volatile final months of the reporting period as it maintained its very moderate risk level and low correlation to the equity markets.

We maintained the Fund’s exposure to the commodities, real estate and global infrastructure sectors throughout the period, making minor tactical adjustments to these asset class weightings as necessary. The Fund’s commodities exposure was comprised of two exchange-traded funds: the iShares S&P GSCI Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund. Real estate and global infrastructure exposure resulted from positions in the Nuveen Real Estate Securities Fund and the Nuveen Global Infrastructure Fund. We ended the period with a neutral stance in the commodities, real estate and global infrastructure sectors, which averaged 3.1%, 3.4% and 0.9% of Fund assets, respectively, during the period.

The Fund’s allocation to cash remained at approximately 1% throughout the period to accommodate daily cash flow and futures collateral requirements.

Nuveen Strategy Conservative Allocation Fund

(formerly known as First American Strategy Conservative Allocation Fund)

What was the Fund’s investment strategy over the reporting period, and how did the Fund perform?

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Dow Jones Index and the Lipper category average for the twelve-month period ended August 31, 2011.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek a high level of current income consistent with limited risk to capital, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 70% fixed-income funds, with 30% allocated to stocks, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Within the stock and bond portfolios, the underlying Nuveen funds offer the potential for broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

Nuveen Investments	13

What were the portfolio allocations over the twelve-month reporting period?

In light of the Fund’s objective to provide a high level of current income with limited risk to capital, its assets were allocated primarily to fixed income funds. We began the period with a 70.2% position in fixed income and soon moved to tactically underweight the asset class. In the final months of the reporting period, we scaled back the underweight slightly, ending with a 66.5% weighting. The majority of the portfolio’s exposure within fixed income came from three funds — the Nuveen Core Bond Fund, the Nuveen Total Return Bond Fund and the Nuveen Intermediate Term Bond Fund — which, in aggregate, totaled 60.7% of the portfolio at the end of the period. However, we also broadened the Fund’s exposure to include alternative fixed income investments. We initiated small positions in the Nuveen High Yield Municipal Bond Fund, the Nuveen Preferred Securities Fund and the Nuveen High Income Bond Fund, which totaled 4.5% of assets by period end. These products have fixed income characteristics while offering higher yields than more traditional fixed income securities.

Domestic equity exposure averaged approximately 17% of the Fund’s assets during the one-year period through a combination large-cap, mid-cap and small-cap funds across the value/growth spectrum along with the tactical use of futures contracts. The Fund used equity futures as an overlay to adjust the exposures created by the several funds that constitute the conservative allocation strategy. In this period, the Fund had purchased futures on the S&P 500 Index to increase its exposure to that asset type, and sold futures contracts on the Russell 2000 Index to decrease its exposure to stocks in that index. Additionally, the Fund sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

Within the equity asset class, we tactically overweighted large-capitalization stocks during the period; however, we pulled back this emphasis slightly as the period progressed. We also moved to further diversify the Fund’s large-cap exposure during the period by adding three other funds from the Nuveen family, including the Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund.

The Fund’s foreign equity exposure, which we did slightly pull back over the course of the period, averaged approximately 8% of assets for the fiscal year. Within the asset class, the majority of the Fund’s exposure continued to come from the Nuveen International Select Fund, which invests in securities from developed and emerging markets. However, we also diversified international exposure with the addition of two more Nuveen funds during the fiscal year: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation. At times throughout the period, we also used futures contracts to more precisely adjust the Fund’s exposure to international equities.

We further diversified the Fund’s portfolio in October 2010 by adding a new position in an absolute return product called the Nuveen Tactical Market Opportunities Fund. This product uses a combination of long and short positions in a broad array of investment vehicles in an attempt to generate positive returns across a variety of market environments. After establishing a 1.0% position early on, we gradually increased the Fund’s exposure to this product throughout the fiscal year to end at 4.0% of assets.

14	Nuveen Investments

The Nuveen Tactical Market Opportunities Fund took on added importance during the highly volatile final months of the reporting period as it maintained its very moderate risk level and low correlation to the equity markets.

We maintained the Fund’s exposure to the global infrastructure, commodities and real estate sectors throughout the period, making minor tactical adjustments to these asset class weightings as necessary. Global infrastructure and real estate exposure resulted from positions in the Nuveen Global Infrastructure Fund and the Nuveen Real Estate Securities Fund. The Fund’s commodities exposure was comprised of two exchange-traded funds: the iShares S&P GSCI Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund (this position was sold before the end of the period). We ended the period with a neutral stance in the global infrastructure, commodities and real estate sectors, which averaged 3.0%, 1.2% and 1.1% of Fund assets, respectively, during the period.

The Fund’s allocation to cash remained at approximately 1% throughout the period to accommodate daily cash flow and futures collateral requirements.

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be higher than the cost to invest in shares of the underlying funds.

Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, market risk, volatility related to small- and mid-cap stocks, non-diversification risk, foreign securities risk, and credit and interest-rate risk related to debt securities. A Fund’s potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

The Funds are actively managed and the performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the Funds’ investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper category average return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	16.38%	1.97%	5.51%
Class A Shares at maximum Offering Price	9.73%	0.76%	4.48%
Dow Jones Moderately Aggressive U.S. Portfolio Index**	17.09%	3.24%	6.60%
Lipper Flexible Portfolio Funds Category Average**	11.89%	2.93%	5.66%

Class B Shares w/o CDSC	15.56%	1.20%	4.72%
Class B Shares w/CDSC	10.56%	1.01%	4.72%
Class C Shares	15.55%	1.20%	4.73%
Class I Shares	16.68%	2.20%	5.75%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	16.21%	1.72%	3.96%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	29.30%	4.02%	6.47%
Class A Shares at maximum Offering Price	21.84%	2.80%	5.82%
Class B Shares w/o CDSC	28.16%	3.22%	5.66%
Class B Shares w/CDSC	23.16%	3.04%	5.66%
Class C Shares	28.18%	3.24%	5.67%
Class I Shares	29.38%	4.25%	6.71%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	28.92%	3.77%	4.00%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Since inception returns for Class A, B, C and I Shares, and for the Index and Lipper category average, are from 9/24/01.

**	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.58%	1.35%
Class B	2.33%	2.10%
Class C	2.33%	2.10%
Class R3	1.83%	1.60%
Class I	1.33%	1.10%

The investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expenses reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of August 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	14.46%	2.70%	5.42%
Class A Shares at maximum Offering Price	7.83%	1.49%	4.79%
Dow Jones Moderate U.S. Portfolio Index**	13.66%	4.15%	6.51%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average**	12.69%	2.03%	4.77%

Class B Shares w/o CDSC	13.73%	1.93%	4.64%
Class B Shares w/CDSC	8.73%	1.76%	4.64%
Class C Shares	13.77%	1.96%	4.65%
Class I Shares	14.76%	2.94%	5.67%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	14.24%	2.43%	4.10%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	25.02%	4.42%	6.18%
Class A Shares at maximum Offering Price	17.82%	3.19%	5.53%
Class B Shares w/o CDSC	23.99%	3.64%	5.39%
Class B Shares w/CDSC	18.99%	3.46%	5.39%
Class C Shares	24.02%	3.64%	5.40%
Class I Shares	25.30%	4.67%	6.43%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	24.65%	4.16%	4.15%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Since inceptions returns for Class A, B, C and I Shares, and for the Index and Lipper category average, are from 9/24/01.
**	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.49%	1.30%
Class B	2.24%	2.05%
Class C	2.24%	2.05%
Class R3	1.74%	1.55%
Class I	1.24%	1.05%

The investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of August 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	12.32%	3.24%	5.30%
Class A Shares at maximum Offering Price	5.88%	2.03%	4.67%
Dow Jones Moderate U.S. Portfolio Index**	13.66%	4.15%	6.51%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average**	10.71%	2.67%	4.92%

Class B Shares w/o CDSC	11.43%	2.45%	4.52%
Class B Shares w/CDSC	6.43%	2.29%	4.52%
Class C Shares	11.57%	2.48%	4.52%
Class I Shares	12.63%	3.50%	5.56%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	12.06%	2.96%	4.23%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	21.25%	4.76%	5.93%
Class A Shares at maximum Offering Price	14.24%	3.53%	5.28%
Class B Shares w/o CDSC	20.26%	3.97%	5.15%
Class B Shares w/CDSC	15.26%	3.80%	5.15%
Class C Shares	20.28%	3.97%	5.14%
Class I Shares	21.48%	5.02%	6.18%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	20.81%	4.48%	4.34%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Since inception returns for Class A, B, C and R3, and for the Index and Lipper category average, are from 9/24/01.

**	Refer to the Glossary of Terms Used in the Report for definitions.

22	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.38%	1.26%
Class B	2.13%	2.01%
Class C	2.13%	2.01%
Class R3	1.63%	1.51%
Class I	1.13%	1.01%

The investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of August 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	8.39%	4.53%	5.30%
Class A Shares at maximum Offering Price	2.13%	3.29%	4.67%
Dow Jones Conservative U.S. Portfolio Index**	6.85%	6.05%	6.09%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average**	7.97%	3.55%	4.49%

Class B Shares w/o CDSC	7.66%	3.75%	4.50%
Class B Shares w/CDSC	2.66%	3.58%	4.50%
Class C Shares	7.66%	3.55%	4.52%
Class I Shares	8.78%	4.80%	5.56%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	8.17%	4.28%	4.66%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	13.44%	5.47%	5.58%
Class A Shares at maximum Offering Price	6.93%	4.22%	4.95%
Class B Shares w/o CDSC	12.49%	4.67%	4.78%
Class B Shares w/CDSC	7.50%	4.50%	4.78%
Class C Shares	12.49%	4.68%	4.79%
Class I Shares	13.63%	5.73%	5.84%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	12.99%	5.20%	4.88%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Since inception returns for Class A, B, C and I Shares, and the Index and Lipper category average, are from 9/24/01.

**	Refer to the Glossary of Terms Used in the Report for definitions.

24	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.42%	1.17%
Class B	2.17%	1.92%
Class C	2.17%	1.92%
Class R3	1.67%	1.42%
Class I	1.17%	0.92%

The investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of August 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Holding Summaries (Unaudited) as of August 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio Allocation1

Nuveen Strategy Growth Allocation Fund

Portfolio Allocation1

Nuveen Strategy Balanced Allocation Fund

Portfolio Allocation1

Nuveen Strategy Conservative Allocation Fund

Portfolio Allocation1

1	As a percentage of total investments, as of August 31, 2011. Holdings are subject to change.

26	Nuveen Investments

Nuveen Aggressive Growth Allocation

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	3.2%
PowerShares DB Commodity Index Tracking Fund	2.1%
Total Non-Affiliated Commodity Funds	5.3%
Nuveen Equity Income Fund, Class I	3.5%
Nuveen International Select Fund, Class I	18.3%
Nuveen Large Cap Growth Opportunities Fund, Class I	11.0%
Nuveen Large Cap Select Fund, Class I	6.7%
Nuveen Large Cap Value Fund, Class I	7.5%
Nuveen Mid Cap Growth Opportunities Fund, Class I	2.1%
Nuveen Mid Cap Value Fund, Class I	1.9%
Nuveen NWQ Large-Cap Value Fund, Class I	1.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	9.4%
Nuveen Real Estate Securities Fund, Class I	4.1%
Nuveen Santa Barbara Dividend Growth Fund, Class I	1.5%
Nuveen Santa Barbara International Growth Fund, Class I	4.0%
Nuveen Small Cap Growth Opportunities Fund, Class I	0.5%
Nuveen Small Cap Select Fund, Class I	1.0%
Nuveen Small Cap Value Fund, Class I	0.6%
Nuveen Tactical Market Opportunities Fund, Class I	6.3%
Nuveen Tradewinds International Value Fund, Class I	4.0%
Nuveen Winslow Large-Cap Growth Fund, Class I	1.2%
Total Equity Funds	84.8%
Nuveen Core Bond Fund, Class I	0.0%
Nuveen High Income Bond Fund, Class I	0.8%
Nuveen High Yield Municipal Bond Fund, Class I	3.9%
Nuveen Inflation Protected Securities Fund, Class I	0.0%
Nuveen Preferred Securities Fund, Class I	0.7%
Nuveen Total Return Bond Fund, Class I	1.9%
Total Fixed Income Funds	7.3%
Total Short-Term Investments	2.6%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 8/31/11
iShares S&P GSCI Commodity-Indexed Trust	24.5%
PowerShares DB Commodity Index Tracking Fund	35.9%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	17.4%
Nuveen International Select Fund, Class I	10.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	27.7%
Nuveen Large Cap Select Fund, Class I	15.9%
Nuveen Large Cap Value Fund, Class I	11.4%
Nuveen Mid Cap Growth Opportunities Fund, Class I	31.5%
Nuveen Mid Cap Value Fund, Class I	10.6%
Nuveen NWQ Large-Cap Value Fund, Class I	14.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	18.9%
Nuveen Real Estate Securities Fund, Class I	19.2%
Nuveen Santa Barbara Dividend Growth Fund, Class I	21.1%
Nuveen Santa Barbara International Growth Fund, Class I	17.2%
Nuveen Small Cap Growth Opportunities Fund, Class I	25.5%
Nuveen Small Cap Select Fund, Class I	22.2%
Nuveen Small Cap Value Fund, Class I	27.5%
Nuveen Tactical Market Opportunities Fund, Class I	8.0%
Nuveen Tradewinds International Value Fund, Class I	5.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	25.1%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	4.3%
Nuveen High Income Bond Fund, Class I	8.2%
Nuveen High Yield Municipal Bond Fund, Class I	(0.1)%
Nuveen Inflation Protected Securities Fund, Class I	10.3%
Nuveen Preferred Securities Fund, Class I	6.1%
Nuveen Total Return Bond Fund, Class I	5.5%

1	As a percentage of total investments (excluding investments in derivatives) as of August 31, 2011. Holdings are subject to change.

Nuveen Investments	27

Holding Summaries (Unaudited) (continued) as of August 31, 2011

Nuveen Strategy Growth Allocation

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	3.3%
PowerShares DB Commodity Index Tracking Fund	1.1%
Total Non-Affiliated Commodity Funds	4.4%
Nuveen Equity Income Fund, Class I	2.9%
Nuveen Global Infrastructure Fund, Class I	1.0%
Nuveen International Select Fund, Class I	14.3%
Nuveen Large Cap Growth Opportunities Fund, Class I	8.4%
Nuveen Large Cap Select Fund, Class I	5.6%
Nuveen Large Cap Value Fund, Class I	5.9%
Nuveen Mid Cap Growth Opportunities Fund, Class I	1.9%
Nuveen Mid Cap Value Fund, Class I	1.8%
Nuveen NWQ Large-Cap Value Fund, Class I	1.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	8.0%
Nuveen Real Estate Securities Fund, Class I	4.1%
Nuveen Santa Barbara Dividend Growth Fund, Class I	1.5%
Nuveen Santa Barbara International Growth Fund, Class I	3.1%
Nuveen Small Cap Growth Opportunities Fund, Class I	0.9%
Nuveen Small Cap Select Fund, Class I	0.9%
Nuveen Tactical Market Opportunities Fund, Class I	6.0%
Nuveen Tradewinds International Value Fund, Class I	3.1%
Nuveen Winslow Large-Cap Growth Fund, Class I	1.3%
Total Equity Funds	71.9%
Nuveen Core Bond Fund, Class I	8.0%
Nuveen High Income Bond Fund, Class I	0.9%
Nuveen High Yield Municipal Bond Fund, Class I	3.8%
Nuveen Inflation Protected Securities Fund, Class I	0.1%
Nuveen Preferred Securities Fund, Class I	1.0%
Nuveen Total Return Bond Fund, Class I	8.0%
Total Fixed Income Funds	21.8%
Total Short-Term Investments	1.9%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 8/31/11
iShares S&P GSCI Commodity-Indexed Trust	24.5%
PowerShares DB Commodity Index Tracking Fund	35.9%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	17.4%
Nuveen Global Infrastructure Fund, Class I	15.7%
Nuveen International Select Fund, Class I	10.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	27.7%
Nuveen Large Cap Select Fund, Class I	15.9%
Nuveen Large Cap Value Fund, Class I	11.4%
Nuveen Mid Cap Growth Opportunities Fund, Class I	31.5%
Nuveen Mid Cap Value Fund, Class I	10.6%
Nuveen NWQ Large-Cap Value Fund, Class I	14.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	18.9%
Nuveen Real Estate Securities Fund, Class I	19.2%
Nuveen Santa Barbara Dividend Growth Fund, Class I	21.1%
Nuveen Santa Barbara International Growth Fund, Class I	17.2%
Nuveen Small Cap Growth Opportunities Fund, Class I	25.5%
Nuveen Small Cap Select Fund, Class I	22.2%
Nuveen Tactical Market Opportunities Fund, Class I	8.0%
Nuveen Tradewinds International Value Fund, Class I	5.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	25.1%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	4.3%
Nuveen High Income Bond Fund, Class I	8.2%
Nuveen High Yield Municipal Bond Fund, Class I	(0.1)%
Nuveen Inflation Protected Securities Fund, Class I	10.3%
Nuveen Preferred Securities Fund, Class I	6.1%
Nuveen Total Return Bond Fund, Class I	5.5%

1	As a percentage of total investments (excluding investments in derivatives) as of August 31, 2011. Holdings are subject to change.

28	Nuveen Investments

Nuveen Strategy Balanced Allocation

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	2.6%
PowerShares DB Commodity Index Tracking Fund	0.4%
Total Non-Affiliated Commodity Funds	3.0%
Nuveen Equity Income Fund, Class I	2.8%
Nuveen Global Infrastructure Fund, Class I	1.0%
Nuveen International Select Fund, Class I	12.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	6.2%
Nuveen Large Cap Select Fund, Class I	4.1%
Nuveen Large Cap Value Fund, Class I	4.2%
Nuveen Mid Cap Growth Opportunities Fund, Class I	1.4%
Nuveen Mid Cap Value Fund, Class I	1.4%
Nuveen NWQ Large-Cap Value Fund, Class I	1.1%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	5.9%
Nuveen Real Estate Securities Fund, Class I	3.1%
Nuveen Santa Barbara Dividend Growth Fund, Class I	1.5%
Nuveen Santa Barbara International Growth Fund, Class I	2.5%
Nuveen Small Cap Growth Opportunities Fund, Class I	1.0%
Nuveen Small Cap Select Fund, Class I	1.0%
Nuveen Tactical Market Opportunities Fund, Class I	4.9%
Nuveen Tradewinds International Value Fund, Class I	2.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	1.2%
Total Equity Funds	57.9%
Nuveen Core Bond Fund, Class I	18.7%
Nuveen High Income Bond Fund, Class I	0.8%
Nuveen High Yield Municipal Bond Fund, Class I	3.1%
Nuveen Inflation Protected Securities Fund, Class I	0.0%
Nuveen Preferred Securities Fund, Class I	0.9%
Nuveen Total Return Bond Fund, Class I	13.2%
Total Fixed Income Funds	36.7%
Total Short-Term Investments	2.4%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 8/31/11
iShares S&P GSCI Commodity-Indexed Trust	24.5%
PowerShares DB Commodity Index Tracking Fund	35.9%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	17.4%
Nuveen Global Infrastructure Fund, Class I	15.7%
Nuveen International Select Fund, Class I	10.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	27.7%
Nuveen Large Cap Select Fund, Class I	15.9%
Nuveen Large Cap Value Fund, Class I	11.4%
Nuveen Mid Cap Growth Opportunities Fund, Class I	31.5%
Nuveen Mid Cap Value Fund, Class I	10.6%
Nuveen NWQ Large-Cap Value Fund, Class I	14.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	18.9%
Nuveen Real Estate Securities Fund, Class I	19.2%
Nuveen Santa Barbara Dividend Growth Fund, Class I	21.1%
Nuveen Santa Barbara International Growth Fund, Class I	17.2%
Nuveen Small Cap Growth Opportunities Fund, Class I	25.5%
Nuveen Small Cap Select Fund, Class I	22.2%
Nuveen Tactical Market Opportunities Fund, Class I	8.0%
Nuveen Tradewinds International Value Fund, Class I	5.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	25.1%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	4.3%
Nuveen High Income Bond Fund, Class I	8.2%
Nuveen High Yield Municipal Bond Fund, Class I	(0.1)%
Nuveen Inflation Protected Securities Fund, Class I	10.3%
Nuveen Preferred Securities Fund, Class I	6.1%
Nuveen Total Return Bond Fund, Class I	5.5%

1	As a percentage of total investments (excluding investments in derivatives) as of August 31, 2011. Holdings are subject to change.

Nuveen Investments	29

Holding Summaries (Unaudited) (continued) as of August 31, 2011

Nuveen Strategy Conservative Allocation

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	1.0%
Total Non-Affiliated Commodity Funds	1.0%
Nuveen Equity Income Fund, Class I	2.7%
Nuveen Global Infrastructure Fund, Class I	2.9%
Nuveen International Select Fund, Class I	5.8%
Nuveen Large Cap Growth Opportunities Fund, Class I	1.9%
Nuveen Large Cap Select Fund, Class I	1.2%
Nuveen Large Cap Value Fund, Class I	1.3%
Nuveen Mid Cap Growth Opportunities Fund, Class I	1.0%
Nuveen NWQ Large-Cap Value Fund, Class I	1.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	2.3%
Nuveen Real Estate Securities Fund, Class I	0.9%
Nuveen Santa Barbara Dividend Growth Fund, Class I	1.5%
Nuveen Santa Barbara International Growth Fund, Class I	1.1%
Nuveen Small Cap Select Fund, Class I	0.9%
Nuveen Tactical Market Opportunities Fund, Class I	3.9%
Nuveen Tradewinds International Value Fund, Class I	1.1%
Nuveen Winslow Large-Cap Growth Fund, Class I	1.3%
Total Equity Funds	31.0%
Nuveen Core Bond Fund, Class I	32.3%
Nuveen High Income Bond Fund, Class I	0.9%
Nuveen High Yield Municipal Bond Fund, Class I	2.6%
Nuveen Inflation Protected Securities Fund, Class I	1.1%
Nuveen Intermediate Term Bond Fund, Class I	10.1%
Nuveen Preferred Securities Fund, Class I	1.0%
Nuveen Total Return Bond Fund, Class I	18.3%
Total Fixed Income Funds	66.3%
Total Short-Term Investments	1.7%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 8/31/11
iShares S&P GSCI Commodity-Indexed Trust	24.5%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	17.4%
Nuveen Global Infrastructure Fund, Class I	15.7%
Nuveen International Select Fund, Class I	10.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	27.7%
Nuveen Large Cap Select Fund, Class I	15.9%
Nuveen Large Cap Value Fund, Class I	11.4%
Nuveen Mid Cap Growth Opportunities Fund, Class I	31.5%
Nuveen NWQ Large-Cap Value Fund, Class I	14.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	18.9%
Nuveen Real Estate Securities Fund, Class I	19.2%
Nuveen Santa Barbara Dividend Growth Fund, Class I	21.1%
Nuveen Santa Barbara International Growth Fund, Class I	17.2%
Nuveen Small Cap Select Fund, Class I	22.2%
Nuveen Tactical Market Opportunities Fund, Class I	8.0%
Nuveen Tradewinds International Value Fund, Class I	5.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	25.1%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	4.3%
Nuveen High Income Bond Fund, Class I	8.2%
Nuveen High Yield Municipal Bond Fund, Class I	(0.1)%
Nuveen Inflation Protected Securities Fund, Class I	10.3%
Nuveen Intermediate Term Bond Fund, Class I	3.6%
Nuveen Preferred Securities Fund, Class I	6.1%
Nuveen Total Return Bond Fund, Class I	5.5%

1	As a percentage of total investments (excluding investments in derivatives) as of August 31, 2011. Holdings are subject to change.

30	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Strategy Aggressive Growth Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/11)	$924.40	$921.20	$921.00	$923.60	$925.30	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$1.94	$5.57	$5.57	$3.15	$0.73	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/11)	$943.90	$940.00	$940.90	$942.40	$944.90	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$1.96	$5.62	$5.63	$3.18	$0.74	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Balanced Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/11)	$958.20	$954.00	$954.00	$956.60	$959.30	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$1.97	$5.66	$5.66	$3.21	$0.74	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	31

Expense Examples (Unaudited) (continued)

Nuveen Strategy Conservative Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/11)	$995.10	$991.40	$992.40	$994.00	$996.40	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$2.01	$5.77	$5.78	$3.27	$0.75	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	Nuveen Investments

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Strategy Aggressive Growth Allocation Fund (formerly known as First American Strategy Aggressive Growth Allocation Fund)

Nuveen Strategy Growth Allocation Fund (formerly known as First American Strategy Growth Allocation Fund)

Nuveen Strategy Balanced Allocation Fund (formerly known as First American Strategy Balanced Allocation Fund)

Nuveen Strategy Conservative Allocation Fund (formerly known as First American Strategy Conservative Allocation Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Strategy Aggressive Growth Allocation Fund (formerly known as First American Strategy Aggressive Growth Allocation Fund), Nuveen Strategy Growth Allocation Fund (formerly known as First American Strategy Growth Allocation Fund), Nuveen Strategy Balanced Allocation Fund (formerly known as First American Strategy Balanced Allocation Fund), and Nuveen Strategy Conservative Allocation Fund (formerly known as First American Strategy Conservative Allocation Fund) (the “Funds”) as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Strategy Aggressive Growth Allocation Fund (formerly known as First American Strategy Aggressive Growth Allocation Fund), Nuveen Strategy Growth Allocation Fund (formerly known as First American Strategy Growth Allocation Fund), Nuveen Strategy Balanced Allocation Fund (formerly known as First American Strategy Balanced Allocation Fund), and Nuveen Strategy Conservative Allocation Fund (formerly known as First American Strategy Conservative Allocation Fund) at August 31, 2011, and the results of their operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 7, 2011

Nuveen Investments	33

Portfolio of Investments

Nuveen Strategy Aggressive Growth Allocation Fund

(formerly known as First American Strategy Aggressive Growth Allocation Fund)

August 31, 2011

Shares	Description ▲	Value
	COMMODITY FUNDS – 5.3%

	Non-Affiliated Commodity Funds – 5.3%

92,157	iShares S&P GSCI Commodity-Indexed Trust —	$3,187,711

72,032	PowerShares DB Commodity Index Tracking Fund —	2,172,485
	Total Commodity Funds (cost $5,285,463)	5,360,196
	EQUITY FUNDS – 85.0%

	Affiliated Equity Funds – 85.0%

275,620	Nuveen Equity Income Fund, Class I	3,519,666

1,999,971	Nuveen International Select Fund, Class I	18,559,731

329,344	Nuveen Large Cap Growth Opportunities Fund, Class I —	11,108,780

584,705	Nuveen Large Cap Select Fund, Class I	6,770,888

543,129	Nuveen Large Cap Value Fund, Class I	7,641,825

47,906	Nuveen Mid Cap Growth Opportunities Fund, Class I —	2,102,103

91,397	Nuveen Mid Cap Value Fund, Class I	1,971,444

69,100	Nuveen NWQ Large-Cap Value Fund, Class I	1,174,698

452,737	Nuveen Quantitative Enhanced Core Equity Fund, Class I	9,579,921

217,455	Nuveen Real Estate Securities Fund, Class I	4,120,771

64,642	Nuveen Santa Barbara Dividend Growth Fund, Class I	1,524,905

139,535	Nuveen Santa Barbara International Growth Fund, Class I	4,022,802

26,261	Nuveen Small Cap Growth Opportunities Fund, Class I —	568,036

75,416	Nuveen Small Cap Select Fund, Class I —	983,418

49,948	Nuveen Small Cap Value Fund, Class I —	569,409

574,921	Nuveen Tactical Market Opportunities Fund, Class I	6,416,118

167,224	Nuveen Tradewinds International Value Fund, Class I	4,070,234

39,918	Nuveen Winslow Large-Cap Growth Fund, Class I —	1,212,297
	Total Equity Funds (cost $94,070,628)	85,917,046
	FIXED INCOME FUNDS – 7.4%

	Affiliated Fixed Income Funds – 7.4%

322	Nuveen Core Bond Fund, Class I	3,689

92,993	Nuveen High Income Bond Fund, Class I	796,023

267,368	Nuveen High Yield Municipal Bond Fund, Class I	3,981,104

68	Nuveen Inflation Protected Securities Fund, Class I	778

42,482	Nuveen Preferred Securities Fund, Class I	684,378

183,791	Nuveen Total Return Bond Fund, Class I	1,951,861
	Total Fixed Income Funds (cost $7,272,858)	7,417,833

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 2.6%

	Money Market Funds – 1.1%

1,115,436	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$1,115,436
	U.S. Treasury Obligations – 1.5%

$1,495	U.S. Treasury Bill 0.013%, 10/20/2011 ☐	1,494,973
	Total Short-Term Investments (cost $2,610,223)	2,610,409
	Total Investments – 100.3% (cost $109,239,173)	101,305,484
	Other Assets Less Liabilities – (0.3)% ¯	(273,579)
	Net Assets – 100.0%	$101,031,905

34	Nuveen Investments

Investments in Derivatives

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Futures	Long	15	9/11	$1,089,300	$81,420
S&P 500 Futures	Long	20	9/11	6,088,500	(266,680)
S&P Mid Cap 400 E-Mini Futures	Long	24	9/11	2,098,560	(151,131)
U.S. Treasury 5-Year Notes	Short	(78)	12/11	(9,558,657)	(11,507)
U.S. Treasury 10-Year Notes	Short	(3)	12/11	(387,094)	(617)
					$(348,515)

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of August 31, 2011.

☐	Investment, or portion of investment, has been deposited as intial margin on open futures contracts. Yield shown is the annualized effective yield as of August 31, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen Strategy Growth Allocation Fund

(formerly known as First American Strategy Growth Allocation Fund)

August 31, 2011

Shares	Description ▲	Value
	COMMODITY FUNDS – 4.4%

	Non-Affiliated Commodity Funds – 4.4%

149,610	iShares S&P GSCI Commodity-Indexed Trust —	$5,175,010

55,429	PowerShares DB Commodity Index Tracking Fund —	1,671,739
	Total Commodity Funds (cost $7,094,515)	6,846,749
	EQUITY FUNDS – 71.8%

	Affiliated Equity Funds – 71.8%

349,435	Nuveen Equity Income Fund, Class I	4,462,281

165,711	Nuveen Global Infrastructure Fund, Class I	1,498,023

2,405,098	Nuveen International Select Fund, Class I	22,319,313

389,619	Nuveen Large Cap Growth Opportunities Fund, Class I —	13,141,860

752,244	Nuveen Large Cap Select Fund, Class I	8,710,989

654,207	Nuveen Large Cap Value Fund, Class I	9,204,698

68,435	Nuveen Mid Cap Growth Opportunities Fund, Class I —	3,002,937

134,054	Nuveen Mid Cap Value Fund, Class I	2,891,554

109,865	Nuveen NWQ Large-Cap Value Fund, Class I	1,867,710

591,962	Nuveen Quantitative Enhanced Core Equity Fund, Class I	12,525,920

337,697	Nuveen Real Estate Securities Fund, Class I	6,399,363

102,130	Nuveen Santa Barbara Dividend Growth Fund, Class I	2,409,252

165,005	Nuveen Santa Barbara International Growth Fund, Class I	4,757,091

64,380	Nuveen Small Cap Growth Opportunities Fund, Class I —	1,392,541

103,546	Nuveen Small Cap Select Fund, Class I —	1,350,242

834,509	Nuveen Tactical Market Opportunities Fund, Class I	9,313,121

201,177	Nuveen Tradewinds International Value Fund, Class I	4,896,656

64,792	Nuveen Winslow Large-Cap Growth Fund, Class I —	1,967,744
	Total Equity Funds (cost $117,094,278)	112,111,295
	FIXED INCOME FUNDS – 21.7%

	Affiliated Fixed Income Funds – 21.7%

1,084,078	Nuveen Core Bond Fund, Class I	12,434,369

174,362	Nuveen High Income Bond Fund, Class I	1,492,543

392,669	Nuveen High Yield Municipal Bond Fund, Class I	5,846,839

14,963	Nuveen Inflation Protected Securities Fund, Class I	171,175

96,362	Nuveen Preferred Securities Fund, Class I	1,552,394

1,174,116	Nuveen Total Return Bond Fund, Class I	12,469,116
	Total Fixed Income Funds (cost $33,270,595)	33,966,436

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 0.7%

1,140,029	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$1,140,029
	U.S. Treasury Obligations – 1.2%

$1,800	U.S. Treasury Bill 0.013%, 10/20/2011 ☐	1,799,967
	Total Short-Term Investments (cost $2,939,771)	2,939,996
	Total Investments – 99.8% (cost $160,399,159)	155,864,476
	Other Assets Less Liabilities – 0.2% ¯	304,367
	Net Assets – 100.0%	$156,168,843

36	Nuveen Investments

Investments in Derivatives

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Futures	Long	3	9/11	$217,860	$16,284
S&P 500 Futures	Long	29	9/11	8,828,325	(383,641)
S&P Mid Cap 400 E-Mini Futures	Long	17	9/11	1,486,480	(107,052)
U.S. Treasury 5-Year Notes	Short	(106)	12/11	(12,989,969)	(15,637)
					$(490,046)

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

☐	Investment, or portion of investment, has been deposited as intial margin on open futures contracts. Yield shown is the annualized effective yield as of August 31, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of August 31, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments

Nuveen Strategy Balanced Allocation Fund

(formerly known as First American Strategy Balanced Allocation Fund)

August 31, 2011

Shares	Description ▲	Value
	COMMODITY FUNDS – 3.0%

	Non-Affiliated Commodity Funds – 3.0%

250,898	iShares S&P GSCI Commodity-Indexed Trust —	$8,678,562

37,522	PowerShares DB Commodity Index Tracking Fund —	1,131,663
	Total Commodity Funds (cost $8,853,151)	9,810,225
	EQUITY FUNDS – 57.9%

	Affiliated Equity Funds – 57.9%

731,949	Nuveen Equity Income Fund, Class I	9,346,994

359,397	Nuveen Global Infrastructure Fund, Class I	3,248,951

4,259,042	Nuveen International Select Fund, Class I	39,523,912

608,746	Nuveen Large Cap Growth Opportunities Fund, Class I —	20,532,997

1,167,217	Nuveen Large Cap Select Fund, Class I	13,516,370

970,270	Nuveen Large Cap Value Fund, Class I	13,651,700

107,553	Nuveen Mid Cap Growth Opportunities Fund, Class I —	4,719,444

215,123	Nuveen Mid Cap Value Fund, Class I	4,640,214

216,411	Nuveen NWQ Large-Cap Value Fund, Class I	3,678,979

918,674	Nuveen Quantitative Enhanced Core Equity Fund, Class I	19,439,151

530,681	Nuveen Real Estate Securities Fund, Class I	10,056,397

202,556	Nuveen Santa Barbara Dividend Growth Fund, Class I	4,778,296

285,583	Nuveen Santa Barbara International Growth Fund, Class I	8,233,362

144,557	Nuveen Small Cap Growth Opportunities Fund, Class I —	3,126,778

239,127	Nuveen Small Cap Select Fund, Class I —	3,118,210

1,451,335	Nuveen Tactical Market Opportunities Fund, Class I	16,196,899

353,029	Nuveen Tradewinds International Value Fund, Class I	8,592,716

125,016	Nuveen Winslow Large-Cap Growth Fund, Class I —	3,796,731
	Total Equity Funds (cost $181,414,109)	190,198,101
	FIXED INCOME FUNDS – 36.8%

	Affiliated Fixed Income Funds – 36.8%

5,365,622	Nuveen Core Bond Fund, Class I	61,543,684

302,273	Nuveen High Income Bond Fund, Class I	2,587,459

690,931	Nuveen High Yield Municipal Bond Fund, Class I	10,287,961

11,100	Nuveen Inflation Protected Securities Fund, Class I	126,985

184,498	Nuveen Preferred Securities Fund, Class I	2,972,241

4,070,946	Nuveen Total Return Bond Fund, Class I	43,233,445
	Total Fixed Income Funds (cost $104,779,075)	120,751,775

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 2.4%

	Money Market Funds – 1.4%

4,487,415	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$4,487,415
	U.S. Treasury Obligations – 1.0%

$3,390	U.S. Treasury Bill 0.013%, 10/20/2011 ☐	3,389,939
	Total Short-Term Investments (cost $7,876,930)	7,877,354
	Total Investments – 100.1% (cost $302,923,265)	328,637,455
	Other Assets Less Liabilities – (0.1)% ¯	(319,994)
	Net Assets – 100.0%	$328,317,461

38	Nuveen Investments

Investments in Derivatives

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Futures	Long	5	12/11	$363,100	$27,140
S&P 500 Futures	Long	55	9/11	16,743,375	(741,345)
S&P Mid Cap 400 E-Mini Futures	Long	38	9/11	3,322,720	(239,292)
U.S. Treasury 5-Year Notes	Short	(173)	12/11	(21,200,610)	(25,521)
					$(979,018)

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

☐	Investment, or portion of investment, has been deposited as intial margin on open futures contracts. Yield shown is the annualized effective yield as of August 31, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of August 31, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments

Nuveen Strategy Conservative Allocation Fund

(formerly known as First American Strategy Conservative Allocation Fund)

August 31, 2011

Shares	Description ▲	Value
	COMMODITY FUNDS – 1.0%

	Non-Affiliated Commodity Funds – 1.0%

25,196	iShares S&P GSCI Commodity-Indexed Trust —	$871,530
	Total Commodity Funds (cost $1,150,652)	871,530
	EQUITY FUNDS – 31.1%

	Affiliated Equity Funds – 31.1%

186,740	Nuveen Equity Income Fund, Class I	2,384,676

291,432	Nuveen Global Infrastructure Fund, Class I	2,634,549

555,252	Nuveen International Select Fund, Class I	5,152,739

49,494	Nuveen Large Cap Growth Opportunities Fund, Class I —	1,669,441

94,522	Nuveen Large Cap Select Fund, Class I	1,094,569

83,059	Nuveen Large Cap Value Fund, Class I	1,168,645

19,921	Nuveen Mid Cap Growth Opportunities Fund, Class I —	874,155

64,326	Nuveen NWQ Large-Cap Value Fund, Class I	1,093,539

96,489	Nuveen Quantitative Enhanced Core Equity Fund, Class I	2,041,706

43,785	Nuveen Real Estate Securities Fund, Class I	829,723

58,232	Nuveen Santa Barbara Dividend Growth Fund, Class I	1,373,698

34,899	Nuveen Santa Barbara International Growth Fund, Class I	1,006,124

61,885	Nuveen Small Cap Select Fund, Class I —	806,975

316,172	Nuveen Tactical Market Opportunities Fund, Class I	3,528,478

41,004	Nuveen Tradewinds International Value Fund, Class I	998,040

37,293	Nuveen Winslow Large-Cap Growth Fund, Class I —	1,132,600
	Total Equity Funds (cost $28,009,755)	27,789,657
	FIXED INCOME FUNDS – 66.5%

	Affiliated Fixed Income Funds – 66.5%

2,515,989	Nuveen Core Bond Fund, Class I	28,858,397

92,993	Nuveen High Income Bond Fund, Class I	796,023

157,458	Nuveen High Yield Municipal Bond Fund, Class I	2,344,550

85,841	Nuveen Inflation Protected Securities Fund, Class I	982,015

861,569	Nuveen Intermediate Term Bond Fund, Class I	9,055,090

54,201	Nuveen Preferred Securities Fund, Class I	873,171

1,545,627	Nuveen Total Return Bond Fund, Class I	16,414,559
	Total Fixed Income Funds (cost $56,983,415)	59,323,805

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.7%

	Money Market Funds – 1.3%

1,100,731	First American Treasury Obligations Fund, Class Z, 0.000% Ω	1,100,731
	U.S. Treasury Obligations – 0.4%

$380	U.S. Treasury Bill 0.013%, 10/20/2011 ☐	379,993
	Total Short-Term Investments (cost $1,480,676)	1,480,724
	Total Investments – 100.3% (cost $87,624,498)	89,465,716
	Other Assets Less Liabilities – (0.3)% ¯	(234,093)
	Net Assets – 100.0%	$89,231,623

40	Nuveen Investments

Investments in Derivatives

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Futures	Long	2	9/11	$145,240	$10,856
S&P 500 Futures	Long	4	9/11	1,217,700	(53,916)
U.S. Treasury 5-Year Notes	Short	(11)	12/11	(1,348,016)	(1,623)
					$(44,683)

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

☐	Investment, or portion of investment, has been deposited as intial margin on open futures contracts. Yield shown is the annualized effective yield as of August 31, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of August 31, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Assets & Liabilities

(all dollars and shares are rounded to thousands (000), except for per share data)

August 31, 2011

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Assets
Affiliated investments, at value (cost $101,343, $150,365, $286,193 and $84,993, respectively)	$93,334	$146,077	$310,949	$87,114
Non-affiliated investments, at value (cost $7,896, $10,034, $16,730 and $2,631, respectively)	7,971	9,787	17,688	2,352
Cash	30	124	328	190
Receivables:
Dividends	3	5	8	9
From Adviser	36	34	82	20
Shares sold	66	404	439	64
Variation margin on futures contracts	101	122	232	15
Other assets	6	5	5	6
Total assets	101,547	156,558	329,731	89,770
Liabilities
Payables:
Dividends	—	—	—	38
Investments purchased	41	141	454	202
Shares redeemed	379	109	733	230
Accrued expenses:
12b-1 distribution and service fees	25	41	60	26
Other	70	98	167	42
Total liabilities	515	389	1,414	538
Net assets	$101,032	$156,169	$328,317	$89,232
Class A Shares
Net assets	$51,004	$82,189	$161,839	$44,341
Shares outstanding	4,214	7,520	16,120	4,070
Net asset value per share	$12.10	$10.93	$10.04	$10.89
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$12.84	$11.60	$10.65	$11.55
Class B Shares
Net assets	$2,768	$6,019	$6,009	$4,305
Shares outstanding	237	565	607	398
Net asset value and offering price per share	$11.69	$10.65	$9.89	$10.82
Class C Shares
Net assets	$12,249	$19,356	$22,493	$13,757
Shares outstanding	1,050	1,817	2,272	1,271
Net asset value and offering price per share	$11.66	$10.66	$9.90	$10.83
Class R3 Shares(1)
Net assets	$4,294	$6,728	$4,253	$2,394
Shares outstanding	359	623	428	220
Net asset value and offering price per share	$11.96	$10.79	$9.94	$10.87
Class I Shares(1)
Net assets	$30,717	$41,877	$133,723	$24,435
Shares outstanding	2,530	3,813	13,351	2,244
Net asset value and offering price per share	$12.14	$10.98	$10.02	$10.89
Net assets consist of:
Capital paid-in	$114,064	$159,314	$313,469	$92,463
Undistributed (Over-distribution of) net investment income	633	1,831	2,663	455
Accumulated net realized gain (loss)	(5,383)	49	(12,550)	(5,483)
Net unrealized appreciation (depreciation)	(8,282)	(5,025)	24,735	1,797
Net assets	$101,032	$156,169	$328,317	$89,232
Authorized shares(2)	10 billion	10 billion	10 billion	10 billion
Par value per share	$0.01	$0.01	$0.01	$0.01
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2)	– Class R3 is authorized to issue 20 billion shares.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended August 31, 2011

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Investment Income
Dividends from affiliated investments	$1,255	$2,679	$7,586	$2,854
Interest from non-affiliated investments	3	3	6	1
Total investment income	1,258	2,682	7,592	2,855
Expenses
Management fees	121	170	368	96
12b-1 service fees – Class A	138	218	431	116
12b-1 distribution and service fees – Class B	33	69	74	48
12b-1 distribution and service fees – Class C	129	201	220	140
12b-1 distribution and service fees – Class R3(1)	22	30	20	10
Administration fees	3	3	3	3
Shareholders’ servicing agent fees and expenses	173	227	384	104
Custodian’s fees and expenses	20	26	49	17
Directors’ fees and expenses	9	9	9	9
Professional fees	24	24	24	24
Shareholders’ reports – printing and mailing expenses	57	80	113	39
Federal and state registration fees	60	58	58	55
Other expenses	11	13	17	13
Total expenses before expense reimbursement	800	1,128	1,770	674
Expense reimbursement	(298)	(355)	(473)	(215)
Net expenses	502	773	1,297	459
Net investment income (loss)	756	1,909	6,295	2,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	7,486	14,330	23,693	9,536
Non-affiliated investments	1,300	983	(200)	81
Distributions from affiliated investment company shares	9	79	176	141
Futures contracts	(1,078)	(716)	(780)	(250)
Total net realized gain (loss)	7,717	14,676	22,889	9,508
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	10,901	5,413	13,193	(4,015)
Non-affiliated investments	500	951	3,324	239
Futures contracts	703	735	961	151
Total change in net unrealized appreciation (depreciation)	12,104	7,099	17,478	(3,625)
Net realized and unrealized gain (loss)	19,821	21,775	40,367	5,883
Net increase (decrease) in net assets from operations	$20,577	$23,684	$46,662	$8,279
(1)	– Effective January 18, 2011, Class R Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Strategy Aggressive Growth Allocation		Strategy Growth Allocation
	Year Ended 8/31/11	Year Ended 8/31/10	Year Ended 8/31/11	Year Ended 8/31/10
Operations
Net investment income (loss)	$756	$1,116	$1,909	$2,670
Total net realized gain (loss)	7,717	3,938	14,676	6,724
Total change in net unrealized appreciation (depreciation)	12,104	(131)	7,099	(179)
Net increase (decrease) in net assets from operations	20,577	4,923	23,684	9,215
Distributions to Shareholders
From net investment income:
Class A	(863)	(548)	(1,898)	(1,405)
Class B	(29)	(20)	(102)	(103)
Class C	(125)	(66)	(316)	(225)
Class R3(1)	(61)	(24)	(120)	(65)
Class I(1)	(597)	(952)	(816)	(1,821)
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,675)	(1,610)	(3,252)	(3,619)
Fund Share Transactions
Proceeds from sale of shares	20,848	36,235	42,561	55,072
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,361	1,402	2,932	3,354
	22,209	37,637	45,493	58,426
Cost of shares redeemed	(74,526)	(24,668)	(94,944)	(40,990)
Net increase (decrease) in net assets from Fund share transactions	(52,317)	12,969	(49,451)	17,436
Net increase (decrease) in net assets	(33,415)	16,282	(29,019)	23,032
Net assets at the beginning of period	134,447	118,165	185,188	162,156
Net assets at the end of period	$101,032	$134,447	$156,169	$185,188
Undistributed (Over-distribution of) net investment income at the end of period	$633	$1,636	$1,831	$3,221
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

44	Nuveen Investments

	Strategy Balanced Allocation		Strategy Conservative Allocation
	Year Ended 8/31/11	Year Ended 8/31/10	Year Ended 8/31/11	Year Ended 8/31/10
Operations
Net investment income (loss)	$6,295	$8,487	$2,396	$3,041
Total net realized gain (loss)	22,889	11,569	9,508	1,972
Total change in net unrealized appreciation (depreciation)	17,478	8,835	(3,625)	3,882
Net increase (decrease) in net assets from operations	46,662	28,891	8,279	8,895
Distributions to Shareholders
From net investment income:
Class A	(1,961)	(3,897)	(1,017)	(1,274)
Class B	(29)	(171)	(71)	(131)
Class C	(90)	(308)	(208)	(270)
Class R3(1)	(35)	(50)	(42)	(27)
Class I(1)	(2,232)	(5,293)	(707)	(1,466)
Return of capital:
Class A	—	—	—	(16)
Class B	—	—	—	(2)
Class C	—	—	—	(4)
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	(17)
Decrease in net assets from distributions to shareholders	(4,347)	(9,719)	(2,045)	(3,207)
Fund Share Transactions
Proceeds from sale of shares	55,393	77,551	24,585	42,473
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,017	9,121	1,656	2,750
	59,410	86,672	26,241	45,223
Cost of shares redeemed	(181,980)	(70,132)	(56,698)	(24,451)
Net increase (decrease) in net assets from Fund share transactions	(122,570)	16,540	(30,457)	20,772
Net increase (decrease) in net assets	(80,255)	35,712	(24,223)	26,460
Net assets at the beginning of period	408,572	372,860	113,455	86,995
Net assets at the end of period	$328,317	$408,572	$89,232	$113,455
Undistributed (Over-distribution of) net investment income at the end of period	$2,663	$782	$455	$(14)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

STRATEGY AGGRESSIVE GROWTH ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (9/01)
2011	$10.56	$.09		$1.64	$1.73	$(.19)	$—	$(.19)	$12.10
2010	10.21	.09		.39	.48	(.13)	—	(.13)	10.56
2009	12.37	.12		(2.25)	(2.13)	—	(.03)	(.03)	10.21
2008	13.50	.43		(1.13)	(.70)	(.43)	—	(.43)	12.37
2007	11.92	.17		1.66	1.83	(.25)	—	(.25)	13.50
CLASS B (9/01)
2011	10.20	—	**	1.59	1.59	(.10)	—	(.10)	11.69
2010	9.88	.01		.37	.38	(.06)	—	(.06)	10.20
2009	12.06	.05		(2.20)	(2.15)	—	(.03)	(.03)	9.88
2008	13.19	.30		(1.07)	(.77)	(.36)	—	(.36)	12.06
2007	11.71	.06		1.64	1.70	(.22)	—	(.22)	13.19
CLASS C (9/01)
2011	10.19	(.01)		1.60	1.59	(.12)	—	(.12)	11.66
2010	9.89	—	**	.38	.38	(.08)	—	(.08)	10.19
2009	12.07	.05		(2.20)	(2.15)	—	(.03)	(.03)	9.89
2008	13.20	.27		(1.04)	(.77)	(.36)	—	(.36)	12.07
2007	11.72	.06		1.63	1.69	(.21)	—	(.21)	13.20
CLASS R3 (10/96)(e)
2011	10.44	.06		1.64	1.70	(.18)	—	(.18)	11.96
2010	10.12	.05		.39	.44	(.12)	—	(.12)	10.44
2009	12.29	.09		(2.23)	(2.14)	—	(.03)	(.03)	10.12
2008	13.42	.34		(1.07)	(.73)	(.40)	—	(.40)	12.29
2007	11.87	.10		1.69	1.79	(.24)	—	(.24)	13.42
CLASS I (9/01)(e)
2011	10.59	.10		1.67	1.77	(.22)	—	(.22)	12.14
2010	10.24	.11		.39	.50	(.15)	—	(.15)	10.59
2009	12.38	.15		(2.26)	(2.11)	—	(.03)	(.03)	10.24
2008	13.51	.45		(1.12)	(.67)	(.46)	—	(.46)	12.38
2007	11.92	.20		1.65	1.85	(.26)	—	(.26)	13.51

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

16.38%	$51,004	.65%	.45%	.40%	.70%	43%
4.64	46,829	.61	.59	.40	.80	29
(17.16)	42,509	.68	1.09	.40	1.37	35
(5.41)	50,241	.60	3.05	.40	3.25	45
15.51	57,337	.61	1.13	.40	1.34	50

15.56	2,768	1.40	(.27)	1.15	(.02)	43
3.78	3,211	1.36	(.12)	1.15	.09	29
(17.77)	3,728	1.43	.35	1.15	.63	35
(6.06)	5,304	1.35	2.13	1.15	2.33	45
14.60	4,806	1.36	.30	1.15	.51	50

15.55	12,249	1.40	(.31)	1.15	(.06)	43
3.76	10,723	1.36	(.21)	1.15	— *	29
(17.75)	7,712	1.43	.26	1.15	.54	35
(6.04)	6,232	1.35	1.88	1.15	2.08	45
14.58	3,828	1.36	.30	1.15	.51	50

16.21	4,294	.91	.19	.65	.45	43
4.24	3,151	.86	.26	.65	.47	29
(17.35)	1,885	.93	.73	.65	1.01	35
(5.60)	1,269	.85	2.42	.65	2.62	45
15.21	725	.86	.58	.65	.79	50

16.68	30,717	.39	.55	.15	.79	43
4.84	70,533	.36	.83	.15	1.04	29
(16.98)	62,331	.43	1.36	.15	1.64	35
(5.17)	74,345	.35	3.20	.15	3.40	45
15.74	68,935	.36	1.30	.15	1.51	50
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Rounds to less than .01%.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY GROWTH ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/01)
2011	$9.76	$.14	$1.28	$1.42	$(.25)	$—	$(.25)	$10.93
2010	9.40	.14	.42	.56	(.20)	—	(.20)	9.76
2009	11.72	.19	(1.87)	(1.68)	—	(.64)	(.64)	9.40
2008	12.87	.45	(.97)	(.52)	(.45)	(.18)	(.63)	11.72
2007	11.57	.22	1.32	1.54	(.24)	—	(.24)	12.87
Class B (9/01)
2011	9.50	.05	1.26	1.31	(.16)	—	(.16)	10.65
2010	9.17	.07	.39	.46	(.13)	—	(.13)	9.50
2009	11.53	.13	(1.85)	(1.72)	—	(.64)	(.64)	9.17
2008	12.68	.34	(.94)	(.60)	(.37)	(.18)	(.55)	11.53
2007	11.46	.12	1.30	1.42	(.20)	—	(.20)	12.68
Class C (9/01)
2011	9.52	.05	1.26	1.31	(.17)	—	(.17)	10.66
2010	9.21	.06	.40	.46	(.15)	—	(.15)	9.52
2009	11.57	.12	(1.84)	(1.72)	—	(.64)	(.64)	9.21
2008	12.73	.32	(.93)	(.61)	(.37)	(.18)	(.55)	11.57
2007	11.49	.12	1.32	1.44	(.20)	—	(.20)	12.73
Class R3 (10/96)(e)
2011	9.64	.11	1.27	1.38	(.23)	—	(.23)	10.79
2010	9.32	.11	.40	.51	(.19)	—	(.19)	9.64
2009	11.65	.16	(1.85)	(1.69)	—	(.64)	(.64)	9.32
2008	12.80	.37	(.92)	(.55)	(.42)	(.18)	(.60)	11.65
2007	11.53	.15	1.35	1.50	(.23)	—	(.23)	12.80
Class I (9/01)(e)
2011	9.80	.15	1.30	1.45	(.27)	—	(.27)	10.98
2010	9.44	.17	.41	.58	(.22)	—	(.22)	9.80
2009	11.74	.21	(1.87)	(1.66)	—	(.64)	(.64)	9.44
2008	12.88	.48	(.96)	(.48)	(.48)	(.18)	(.66)	11.74
2007	11.58	.25	1.30	1.55	(.25)	—	(.25)	12.88

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

14.46%	$82,189	.61%	1.01%	.40%	1.22%	45%
5.84	75,101	.56	1.24	.40	1.40	25
(13.07)	63,942	.62	2.05	.40	2.27	42
(4.36)	65,193	.56	3.42	.40	3.58	42
13.45	67,433	.58	1.58	.40	1.76	58

13.73	6,019	1.36	.27	1.15	.48	45
4.92	6,682	1.31	.56	1.15	.72	25
(13.66)	7,692	1.37	1.34	1.15	1.56	42
(5.05)	10,239	1.31	2.61	1.15	2.77	42
12.47	9,765	1.33	.77	1.15	.95	58

13.77	19,356	1.36	.25	1.15	.47	45
4.87	16,862	1.31	.48	1.15	.64	25
(13.61)	12,428	1.37	1.25	1.15	1.47	42
(5.08)	8,771	1.31	2.44	1.15	2.60	42
12.61	6,304	1.33	.76	1.15	.94	58

14.24	6,728	.87	.74	.65	.96	45
5.36	4,831	.81	.94	.65	1.10	25
(13.24)	2,335	.87	1.71	.65	1.93	42
(4.58)	1,403	.81	2.88	.65	3.04	42
13.15	716	.83	1.03	.65	1.21	58

14.76	41,877	.35	1.13	.15	1.33	45
6.02	81,712	.31	1.52	.15	1.68	25
(12.86)	75,759	.37	2.31	.15	2.53	42
(4.03)	84,410	.31	3.64	.15	3.80	42
13.58	88,341	.33	1.81	.15	1.99	58
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY BALANCED ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/01)
2011	$9.04	$.17	$.95	$1.12	$(.12)	$—	$(.12)	$10.04
2010	8.60	.19	.47	.66	(.22)	—	(.22)	9.04
2009	10.48	.28	(1.46)	(1.18)	(.24)	(.46)	(.70)	8.60
2008	11.99	.43	(.79)	(.36)	(.48)	(.67)	(1.15)	10.48
2007	10.96	.26	1.00	1.26	(.23)	—	(.23)	11.99
Class B (9/01)
2011	8.91	.10	.92	1.02	(.04)	—	(.04)	9.89
2010	8.49	.12	.47	.59	(.17)	—	(.17)	8.91
2009	10.36	.22	(1.44)	(1.22)	(.19)	(.46)	(.65)	8.49
2008	11.87	.34	(.78)	(.44)	(.40)	(.67)	(1.07)	10.36
2007	10.89	.17	.99	1.16	(.18)	—	(.18)	11.87
Class C (9/01)
2011	8.91	.09	.94	1.03	(.04)	—	(.04)	9.90
2010	8.50	.11	.47	.58	(.17)	—	(.17)	8.91
2009	10.38	.23	(1.46)	(1.23)	(.19)	(.46)	(.65)	8.50
2008	11.88	.33	(.76)	(.43)	(.40)	(.67)	(1.07)	10.38
2007	10.90	.17	1.00	1.17	(.19)	—	(.19)	11.88
Class R3 (10/96)(e)
2011	8.95	.14	.94	1.08	(.09)	—	(.09)	9.94
2010	8.52	.15	.48	.63	(.20)	—	(.20)	8.95
2009	10.40	.25	(1.44)	(1.19)	(.23)	(.46)	(.69)	8.52
2008	11.91	.39	(.77)	(.38)	(.46)	(.67)	(1.13)	10.40
2007	10.91	.20	1.02	1.22	(.22)	—	(.22)	11.91
Class I (9/01)(e)
2011	9.02	.19	.95	1.14	(.14)	—	(.14)	10.02
2010	8.57	.21	.48	.69	(.24)	—	(.24)	9.02
2009	10.46	.30	(1.47)	(1.17)	(.26)	(.46)	(.72)	8.57
2008	11.96	.46	(.78)	(.32)	(.51)	(.67)	(1.18)	10.46
2007	10.94	.28	1.00	1.28	(.26)	—	(.26)	11.96

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

12.32%	$161,839	.53%	1.56%	.40%	1.69%	34%
7.64	161,798	.48	1.95	.39	2.04	24
(9.87)	156,820	.48	3.49	.40	3.57	67
(3.58)	119,109	.47	3.76	.40	3.83	34
11.66	124,565	.49	2.17	.40	2.26	64

11.43	6,009	1.28	.83	1.15	.96	34
6.87	7,603	1.23	1.24	1.14	1.33	24
(10.57)	10,374	1.23	2.80	1.15	2.88	67
(4.33)	9,299	1.22	2.99	1.15	3.06	34
10.80	9,017	1.24	1.35	1.15	1.44	64

11.57	22,493	1.29	.79	1.15	.93	34
6.81	18,241	1.23	1.16	1.14	1.25	24
(10.62)	12,754	1.23	2.87	1.15	2.95	67
(4.22)	10,090	1.22	2.91	1.15	2.98	34
10.80	6,910	1.24	1.37	1.15	1.46	64

12.06	4,253	.79	1.25	.65	1.39	34
7.40	2,962	.73	1.57	.64	1.66	24
(10.17)	1,640	.73	3.16	.65	3.24	67
(3.81)	1,193	.72	3.40	.65	3.47	34
11.27	801	.74	1.60	.65	1.69	64

12.63	133,723	.27	1.75	.15	1.88	34
7.98	217,968	.23	2.18	.14	2.27	24
(9.77)	191,272	.23	3.73	.15	3.81	67
(3.26)	154,485	.22	4.00	.15	4.07	34
11.87	166,619	.24	2.35	.15	2.44	64
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY CONSERVATIVE ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value
Class A (9/01)
2011	$10.27	$.28	$.58	$.86	$(.24)	$—	$—		$(.24)	$10.89
2010	9.64	.31	.65	.96	(.33)	—	—	*	(.33)	10.27
2009	10.68	.42	(.74)	(.32)	(.46)	(.25)	(.01)		(.72)	9.64
2008	11.73	.48	(.60)	(.12)	(.57)	(.36)	—		(.93)	10.68
2007	11.40	.37	.51	.88	(.34)	(.21)	—		(.55)	11.73
Class B (9/01)
2011	10.20	.20	.58	.78	(.16)	—	—		(.16)	10.82
2010	9.58	.24	.63	.87	(.25)	—	—	*	(.25)	10.20
2009	10.61	.35	(.73)	(.38)	(.39)	(.25)	(.01)		(.65)	9.58
2008	11.66	.40	(.61)	(.21)	(.48)	(.36)	—		(.84)	10.61
2007	11.34	.28	.51	.79	(.26)	(.21)	—		(.47)	11.66
Class C (9/01)
2011	10.21	.20	.58	.78	(.16)	—	—		(.16)	10.83
2010	9.59	.23	.64	.87	(.25)	—	—	*	(.25)	10.21
2009	10.63	.33	(.71)	(.38)	(.40)	(.25)	(.01)		(.66)	9.59
2008	11.68	.39	(.59)	(.20)	(.49)	(.36)	—		(.85)	10.63
2007	11.36	.28	.51	.79	(.26)	(.21)	—		(.47)	11.68
Class R3 (10/96)(e)
2011	10.25	.25	.59	.84	(.22)	—	—		(.22)	10.87
2010	9.62	.29	.64	.93	(.30)	—	—	*	(.30)	10.25
2009	10.66	.40	(.74)	(.34)	(.44)	(.25)	(.01)		(.70)	9.62
2008	11.71	.46	(.61)	(.15)	(.54)	(.36)	—		(.90)	10.66
2007	11.39	.34	.51	.85	(.32)	(.21)	—		(.53)	11.71
Class I (9/01)(e)
2011	10.26	.30	.60	.90	(.27)	—	—		(.27)	10.89
2010	9.64	.34	.63	.97	(.35)	—	—	*	(.35)	10.26
2009	10.68	.44	(.73)	(.29)	(.49)	(.25)	(.01)		(.75)	9.64
2008	11.73	.51	(.60)	(.09)	(.60)	(.36)	—		(.96)	10.68
2007	11.40	.39	.52	.91	(.37)	(.21)	—		(.58)	11.73

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

8.39%	$44,341	.62%	2.35%	.40%	2.57%	34%
10.01	45,233	.67	2.79	.40	3.06	18
(1.76)	34,653	.79	4.34	.40	4.73	63
(1.27)	30,926	.73	3.89	.40	4.22	20
7.89	30,580	.77	2.83	.40	3.20	71

7.66	4,305	1.37	1.60	1.15	1.83	34
9.15	5,137	1.42	2.09	1.15	2.36	18
(2.52)	5,322	1.54	3.57	1.15	3.96	63
(2.01)	4,301	1.48	3.16	1.15	3.49	20
7.07	4,131	1.52	2.07	1.15	2.44	71

7.66	13,757	1.37	1.60	1.15	1.83	34
9.17	13,238	1.42	2.01	1.15	2.28	18
(2.51)	8,642	1.54	3.40	1.15	3.79	63
(1.99)	3,558	1.48	3.15	1.15	3.48	20
7.05	2,914	1.52	2.06	1.15	2.43	71

8.17	2,394	.87	2.10	.65	2.32	34
9.76	1,695	.92	2.53	.65	2.80	18
(2.05)	760	1.04	4.13	.65	4.52	63
(1.50)	798	.98	3.69	.65	4.02	20
7.63	706	1.02	2.54	.65	2.91	71

8.78	24,435	.37	2.54	.15	2.76	34
10.18	48,152	.42	3.03	.15	3.30	18
(1.47)	37,618	.54	4.64	.15	5.03	63
(1.02)	37,364	.48	4.16	.15	4.49	20
8.17	38,470	.52	3.00	.15	3.37	71
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”), known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers have become employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the sale. The sale did result in a change to each fund’s name effective January 1, 2011.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Strategy Funds, Inc, known as Nuveen Strategy Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”) formerly known as First American Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”) formerly known as First American Strategy Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”) formerly known as First American Strategy Balanced Allocation Fund and Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) formerly known as First American Strategy Conservative Allocation Fund (each a “Fund” and collectively, the “Funds”).

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income. Strategy Balanced Allocation Fund’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation Fund’s investment objective is to seek a high level of current income consistent with limited risk to capital.

Each Fund is a “fund of funds,” which invests primarily in a variety of other mutual funds that are also advised by Nuveen Fund Advisors (the “Underlying Funds”). Strategy Aggressive Growth Allocation and Strategy Growth Allocation seek to achieve their investment objectives by providing high allocations to various Underlying Funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on Underlying Funds that invest primarily in fixed income securities. Strategy Balanced Allocation seeks to achieve its investment objective by generally providing significant allocations to both Underlying Funds that invest primarily in equity securities and to Underlying Funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. Strategy Conservative Allocation seeks to achieve its investment objective by providing a high allocation to Underlying Funds that invest primarily in fixed income securities, but also has a limited exposure to Underlying Funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. Each Fund may invest in an Underlying Fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the Fund’s exposure to market risk. In addition to investing in the Underlying Funds, each Fund also may invest in securities that will expose the Fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). Strategy Aggressive Growth Allocation, Strategy Growth Allocation, Strategy Balanced Allocation and Strategy Conservative Allocation may each invest up to 10%, 10%, 5% and 5%, respectively, of its total assets in such securities. Each Fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the Fund, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. Each Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the Fund’s, or Underlying Fund’s portfolio; or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

54	Nuveen Investments

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors were renamed Class R3 and Class I Shares, respectively. Class B Shares of the Funds are only available upon exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective net asset values and securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes.

Prices of fixed income securities are provided by a pricing service approved by the Fund’s Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for

Nuveen Investments	55

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Aggressive Growth Allocation and Growth Allocation, quarterly for Balanced Allocation and monthly for Conservative Allocation. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Futures Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended August 31, 2011, the Funds invested in equity futures as an overlay to adjust the exposures created by the several funds that constitute each Fund’s investment allocation strategy.

During the fiscal year ended August 31, 2011, each Fund purchased futures on the S&P 500 Index and Strategy Aggressive Growth Allocation, Strategy Growth Allocation and Strategy Balanced Allocation purchased futures on the S&P Midcap 400 Index and MSCI Emerging Markets Index to increase its exposure to stocks in those indexes.

During the fiscal year ended August 31, 2011, each Fund sold futures contracts on the Russell 2000 Index to decrease its exposure to stocks in that index, and sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

During the fiscal year ended August 31, 2011, the Funds also invested in foreign currency futures contracts to more precisely adjust the Fund’s exposure to international equities.

The average number of futures contracts outstanding during the fiscal year ended August 31, 2011, was as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Average number of futures contracts outstanding*	186	220	385	42
*	The average number of contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

56	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period September 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the the period September 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of August 31, 2011:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$5,360	$—	$—	$5,360
Equity Funds	85,917	—	—	85,917
Fixed Income Funds	7,418	—	—	7,418
Short-Term Investments	1,115	1,495	—	2,610
Derivatives:
Futures Contracts*	(349)	—	—	(349)
Total	$99,461	$1,495	$—	$100,956
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

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Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Strategy Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$6,847	$—	$—	$6,847
Equity Funds	112,111	—	—	112,111
Fixed Income Funds	33,966	—	—	33,966
Short-Term Investments	1,140	1,800	—	2,940
Derivatives:
Futures Contracts*	(490)	—	—	(490)
Total	$153,574	$1,800	$—	$155,374

Strategy Balanced Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$9,810	$—	$—	$9,810
Equity Funds	190,198	—	—	190,198
Fixed Income Funds	120,752	—	—	120,752
Short-Term Investments	4,487	3,390	—	7,877
Derivatives:
Futures Contracts*	(979)	—	—	(979)
Total	$324,268	$3,390	$—	$327,658

Strategy Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$872	$—	$—	$872
Equity Funds	27,790	—	—	27,790
Fixed Income Funds	59,324	—	—	59,324
Short-Term Investments	1,101	380	—	1,481
Derivatives:
Futures Contracts*	(45)	—	—	(45)
Total	$89,042	$380	$—	$89,422
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

During the fiscal year ended August 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of August 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Strategy Aggressive Growth Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$81	Payable for variation margin on futures contracts*	$418
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	12
Total			$81		$430
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

58	Nuveen Investments

Strategy Growth Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$16	Payable for variation margin on futures contracts*	$490
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	16
Total			$16		$506

Strategy Balanced Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$27	Payable for variation margin on futures contracts*	$980
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	26
Total			$27		$1,006

Strategy Conservative Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$11	Payable for variation margin on futures contracts*	$54
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	2
Total			$11		$56
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Risk Exposure
Equity	$648	$1,499	$1,809	$131
Foreign Currency Exchange Rate	(1,248)	(1,543)	(1,574)	(250)
Interest Rate	(478)	(672)	(1,015)	(131)
Total	$(1,078)	$(716)	$(780)	$(250)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Risk Exposure
Equity	$154	$33	$(72)	$8
Foreign Currency Exchange Rate	523	656	962	137
Interest Rate	26	46	71	6
Total	$703	$735	$961	$151

Nuveen Investments	59

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Strategy Aggressive Growth Allocation				Strategy Growth Allocation
	Year Ended 8/31/11		Year Ended 8/31/10		Year Ended 8/31/11		Year Ended 8/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	631	$7,859	1,131	$12,448	1,315	$14,755	2,506	$25,206
Class B	5	57	4	47	11	128	14	138
Class C	244	2,945	417	4,462	381	4,181	707	6,966
Class R3(1)	180	2,249	161	1,753	259	2,917	305	3,053
Class I(1)	624	7,738	1,596	17,525	1,790	20,580	1,952	19,709
Shares issued to shareholders due to reinvestment of distributions:
Class A	67	838	47	530	167	1,853	135	1,370
Class B	2	28	2	20	9	99	10	101
Class C	10	118	6	62	27	288	21	213
Class R3(1)	5	61	3	25	11	120	7	65
Class I(1)	25	316	68	765	51	572	158	1,605
	1,793	22,209	3,435	37,637	4,021	45,493	5,815	58,426
Shares redeemed:
Class A	(920)	(11,621)	(904)	(9,933)	(1,660)	(18,593)	(1,742)	(17,530)
Class B	(86)	(1,044)	(69)	(731)	(158)	(1,733)	(160)	(1,585)
Class C	(256)	(3,093)	(150)	(1,583)	(362)	(3,959)	(308)	(3,023)
Class R3(1)	(127)	(1,576)	(48)	(520)	(147)	(1,624)	(62)	(620)
Class I(1)	(4,778)	(57,192)	(1,090)	(11,901)	(6,365)	(69,035)	(1,797)	(18,232)
	(6,167)	(74,526)	(2,261)	(24,668)	(8,692)	(94,944)	(4,069)	(40,990)
Net increase (decrease)	(4,374)	$(52,317)	1,174	$12,969	(4,671)	$(49,451)	1,746	$17,436

	Strategy Balanced Allocation				Strategy Conservative Allocation
	Year Ended 8/31/11		Year Ended 8/31/10		Year Ended 8/31/11		Year Ended 8/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,643	$16,808	2,788	$25,654	753	$8,181	1,655	$16,912
Class B	15	156	15	136	15	169	12	123
Class C	599	6,006	914	8,315	274	2,957	587	5,977
Class R3(1)	218	2,215	192	1,763	106	1,173	100	1,025
Class I(1)	2,958	30,208	4,566	41,683	1,106	12,105	1,805	18,437
Shares issued to shareholders due to reinvestment of distributions:
Class A	234	1,910	414	3,787	85	932	115	1,176
Class B	3	28	18	164	6	64	12	118
Class C	8	82	31	277	17	183	23	230
Class R3(1)	3	35	5	50	4	42	3	27
Class I(1)	194	1,962	531	4,843	40	435	118	1,199
	5,875	59,410	9,474	86,672	2,406	26,241	4,430	45,224
Shares redeemed:
Class A	(3,660)	(36,763)	(3,542)	(32,625)	(1,174)	(12,777)	(959)	(9,788)
Class B	(264)	(2,682)	(402)	(3,643)	(127)	(1,378)	(75)	(764)
Class C	(381)	(3,824)	(399)	(3,625)	(317)	(3,446)	(214)	(2,184)
Class R3(1)	(124)	(1,259)	(58)	(529)	(55)	(608)	(17)	(168)
Class I(1)	(13,975)	(137,452)	(3,239)	(29,710)	(3,595)	(38,489)	(1,134)	(11,547)
	(18,404)	(181,980)	(7,640)	(70,132)	(5,268)	(56,698)	(2,399)	(24,451)
Net increase (decrease)	(12,529)	$(122,570)	1,834	$16,540	(2,862)	$(30,457)	2,031	$20,773
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

60	Nuveen Investments

Class B Shares converted to Class A Shares (reflected above as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended August 31, 2011 and August 31, 2010, were as follows:

Fund	Year Ended 8/31/11	Year Ended 8/31/10
Strategy Aggressive Growth Allocation	33	23
Strategy Growth Allocation	70	46
Strategy Balanced Allocation	139	201
Strategy Conservative Allocation	51	16

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended August 31, 2011, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Purchases:
Affiliated investments	$48,209	$72,029	$122,994	$32,182
Non-affiliated investments	3,040	3,349	2,876	387
Sales:
Affiliated investments	98,557	120,635	236,284	59,523
Non-affiliated investments	5,949	5,880	8,971	1,085

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Cost of investments	$109,956	$161,948	$310,351	$87,947
Gross unrealized:
Appreciation	$1,212	$4,099	$30,777	$3,308
Depreciation	(9,863)	(10,183)	(12,491)	(1,789)
Net unrealized appreciation (depreciation) of investments	$(8,651)	$(6,084)	$18,286	$1,519

Permanent differences, primarily due to investments in other regulated investment companies, resulted in reclassifications among the Funds’ components of net assets at August 31, 2011, the Funds’ tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Capital paid-in	$—	$—	$—	$(5)
Undistributed (Over-distribution of) net investment income	(84)	(48)	(68)	119
Accumulated net realized gain (loss)	84	48	68	(114)

The tax components of undistributed net ordinary income and net long-term capital gains at August 31, 2011, the Funds’ tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Undistributed ordinary income*	$643	$1,840	$2,673	$469
Undistributed net long-term capital gains	—	1,108	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	61

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The tax character of distributions paid during the Funds’ tax years ended August 31, 2011 and August 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Distributions from net ordinary income*	$1,675	$3,252	$4,347	$2,045
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

2010	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Distributions from net ordinary income*	$1,610	$3,619	$9,719	$3,168
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	39
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At August 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation*
Expiration
August 31, 2017	$—	$—	$3,736
August 31, 2018	5,014	6,101	1,469
Total	$5,014	$6,101	$5,205
*	A portion of Strategy Conservative Allocation’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended August 31, 2011, the Funds utilized their capital loss carryforwards as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Utilized capital loss carryforwards	$8,116	$12,460	$19,002	$6,650

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period September 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly fee equal, on an annual basis, to .10% of each Fund’s average daily net assets. Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement each Fund will continue to pay Nuveen Fund Advisors a monthly fee equal, on an annual basis, to .10% of each Fund’s average daily net assets.

During the period September 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses at least through December 31, 2010, so that total Fund operating expenses, as a percentage of average daily net assets, did not exceed .40% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares, .65% for Class R Shares (renamed Class R3 Shares) and .15% for Class Y Shares (renamed Class I Shares). Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to continue waiving fees and reimbursing other Fund expenses of each Fund through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed .40% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares, .65% for Class R3 Shares and .15% for Class I Shares.

During the period September 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected First American open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

62	Nuveen Investments

Administration Fees

During the period September 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. These services included various legal, oversight, and administrative and accounting services. FAF Advisors did not charge the Funds a fee for the provision of administration services. The Funds reimbursed USBFS for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for each Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of .005% of average daily net assets. All fees are computed daily and paid monthly. Interest earned on un-invested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period September 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period September 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds have entered into a distribution agreement with Nuveen Investments LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

All 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by Quasar and/or Nuveen Securities, LLC to compensate for commissions advanced to financial intermediaries. During the fiscal year ended August 31, 2011, Quasar and/or Nuveen Securities, LLC. retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
12b-1 fees retained (Unaudited)	$82	$138	$214	$100

During the fiscal year ended August 31, 2011, Quasar and/or Nuveen Securities, LLC collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Sales charges collected (Unaudited)	$120	$236	$291	$128
Paid to financial intermediaries (Unaudited)	$106	$209	$257	$115

Quasar and/or Nuveen Securities, LLC also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended August 31, 2011, Quasar and/or Nuveen Securities, LLC compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Commission advances (Unaudited)	$19	$31	$33	$17

Nuveen Investments	63

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period September 1, 2010 through December 31, 2010, legal fees and expenses of $8 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period September 1, 2010 through January 17, 2011, Class A Shares of the Funds were sold with an up-front sales charge of 5.50%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75%. Class A Share purchases of the Fund of $1 million or more are sold at net asset value without an sales charge. Class A Share purchases of the Funds may be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase.

Quasar and/or Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the fiscal year ended August 31, 2011, as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
CDSC retained (Unaudited)	$5	$13	$13	$13

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Subsequent to the reporting period, the Funds’ Board of Directors approved the reorganization of the Nuveen Conservative Allocation Fund and the Nuveen Moderate Allocation Fund, each a Nuveen mutual fund managed by the Adviser, (each an “Acquired Fund” and collectively, the “Acquired Funds”), into Strategy Conservative Allocation and Strategy Balanced Allocation, respectively (each an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Each reorganization is subject to approval by the shareholders of the Acquired Fund. For each reorganization, upon shareholder approval, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. The Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these Reorganizations, each Acquired Fund shareholders will become shareholders of the respective Acquiring Fund. The Acquired Fund shareholder will receive the Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the Reorganization.

For each of the Reorganizations a special meeting of the Acquired Fund shareholders is expected to be held in late November or early December 2011 for the purpose of voting on the Reorganization. If the required shareholder approval is obtained, it is anticipated that each Reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed Reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund during October 2011. Each Acquired Fund will continue sales and redemptions of its shares as described in its prospectus until shortly before its Reorganization. However, holders of shares purchased after the record date set for the Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

64	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	247
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	247
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	247
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	247
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	247
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	247
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	247

Nuveen Investments	65

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	247
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	247

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	247
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	247
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	247

66	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	247
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	247
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	247
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	247
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	247
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	247

Nuveen Investments	67

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	247
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	247
Jeffrey M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

68	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Strategy Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010 (adjourned until December 29, 2010 for the Nuveen Strategy Conservative Allocation Fund (formerly known as the Strategy Conservative Allocation Fund) and the Nuveen Strategy Growth Allocation Fund (formerly known as the Strategy Growth Allocation Fund)), stockholders of the Funds approved the New Advisory Agreement and the Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services, including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high-quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each Fund with the same investment objective and principal strategies and the same portfolio management team. In light of the continuity of investment personnel, the Prior Board considered the historical investment performance of each Fund previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement, although the Funds were not charged for these services. The Prior Board considered that the advisory fee rates would not change as a result of NFA serving as investment adviser to each Fund, and that the advisory fees to be paid by each Fund to NFA under the New Advisory Agreement (0.10% of average daily net assets) would be identical to total fees paid to FAF under the Prior Advisory Agreement (0.10% of average daily net assets) and the Prior Administrative Agreement (0.00% of average daily net assets). The Prior Board also noted that certain services provided to the Funds under the Prior Administrative Agreement would not be provided to the Funds under the New Advisory Agreement and would be delegated to other service providers and paid for by the Funds. Similarly, certain fees paid by FAF under the Prior Administrative Agreement would not be paid by NFA under the New Advisory Agreement and would be paid directly by the Funds.

The Prior Board also considered NFA’s representation that immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same as or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board considered the extent to which economies of scale will be realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of stockholders. The Prior Board reviewed each Fund’s asset

70	Nuveen Investments

size, each Fund’s expense ratio, the proposed expense limitation and whether the investment process produced economies of scale. The Prior Board concluded that each Fund’s proposed advisory fee reasonably reflected recognition of any economies of scale.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

Sub-Advisory Agreement. The Prior Board also approved the Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the Sub-Advisory Agreement.

Nuveen Investments	71

Notes

72	Nuveen Investments

Notes

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Dow Jones Moderately Aggressive U.S. Portfolio Index: A weighted average of other stock, bond and cash indexes. This index is reconstructed monthly and represents 80% of the risk of the U.S. equities market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Dow Jones Moderate U.S. Portfolio Index: A weighted average of other stock, bond and cash indexes. This index is reconstructed monthly and represents 60% of the risk of the U.S. equities markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Dow Jones Conservative U.S. Portfolio Index: A weighted average of other stock, bond and cash indexes. This index is reconstructed monthly and represents 20% of the risk of the U.S. equities market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Lipper Flexible Portfolio Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Fund category. The category contained 170 funds during the 1-year period ended August 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Mixed-Asset Target Allocation Growth Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Fund category. The category contained 556 funds during the 1-year period ended August 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Mixed-Asset Target Allocation Moderate Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Fund category. The category contained 479 funds during the 1-year period ended August 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Mixed-Asset Target Allocation Conservative Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Fund category. The category contained 443 funds during the 1-year period ended August 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

74	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Strategy Aggressive Growth Allocation Fund	25.29%	49.85%
Nuveen Strategy Growth Allocation	26.64%	38.36%
Nuveen Strategy Balanced Allocation	18.48%	11.28%
Nuveen Strategy Conservative Allocation	7.92%	9.38%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FAA-0811P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst & Young LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended August 31, 2011 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Strategy Aggressive Growth Allocation Fund	17,500	0	1,056	0
Strategy Balanced Allocation Fund	17,500	0	1,056	0
Strategy Conservative Allocation Fund	17,500	0	1,056	0
Strategy Growth Allocation Fund	17,500	0	1,056	0

Total	$70,000	$0	$4,224	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Funds were acquired on December 31, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Strategy Balanced Allocation Fund	0%	0%	0%	0%
Strategy Conservative Allocation Fund	0%	0%	0%	0%
Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Strategy Aggressive Growth Allocation Fund	36,742	122	6,509	0
Strategy Balanced Allocation Fund	36,742	122	6,509	0
Strategy Conservative Allocation Fund	36,742	122	6,509	0
Strategy Growth Allocation Fund	36,742	122	6,509	0

Total	$146,968	$488	$26,036	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Strategy Balanced Allocation Fund	0%	0%	0%	0%
Strategy Conservative Allocation Fund	0%	0%	0%	0%
Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
First American Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
First American Strategy Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2011 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Strategy Aggressive Growth Allocation Fund	1,056	0	0	1,056
Strategy Balanced Allocation Fund	1,056	0	0	1,056
Strategy Conservative Allocation Fund	1,056	0	0	1,056
Strategy Growth Allocation Fund	1,056	0	0	1,056

Total	$4,224	$0	$0	$4,224

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Funds were acquired on December 31, 2010.

Fiscal Year Ended August 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Strategy Aggressive Growth Allocation Fund	6,509	0	0	6,509
Strategy Balanced Allocation Fund	6,509	0	0	6,509
Strategy Conservative Allocation Fund	6,509	0	0	6,509
Strategy Growth Allocation Fund	6,509	0	0	6,509

Total	$26,036	$0	$0	$26,036

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date October 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date October 11, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date October 11, 2011